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                                                                   EXHIBIT 10.17

                              ASSUMPTION AGREEMENT
                              --------------------

         THIS ASSUMPTION AGREEMENT (as the same may be amended, modified or supplemented from time to time, the "Assumption"), dated as of 18 April, 2002,
                                     ----------
made by THE MARASCO NEWTON GROUP LTD., a Virginia corporation, successor by merger to MNG Acquisition Corp. (the "Subsidiary"), in favor of the Lender (as
                                      ----------
defined below), recites and provides:

                                 R E C I T A L S

         Pursuant to the terms of a Loan Agreement, dated as of August 15, 2001 (as amended, modified or supplemented from time to time, the "Loan Agreement"),
                                                              --------------
between SRA International, Inc., a Delaware corporation (the "Company"), Systems
                                                              -------
Research and Applications Corporation, a Virginia corporation ("SRA"), SRA
                                                                ---
Technical Services Center, Inc., a Delaware corporation ("STSC", and together
                                                          ----
with the Company and SRA, the "Original Borrowers"), and SunTrust Bank, a
                               ------------------
Georgia banking corporation (the "Lender"), the Lender agreed to extend credit
                                  ------
to the Original Borrowers. Terms defined in the Loan Agreement shall have the same defined meanings when such terms are used in this Assumption.

         The Company owns 100% of the capital stock of the Subsidiary. The Original Borrowers and the Subsidiary, together with the other Subsidiaries of the Original Borrowers, are engaged in business on a consolidated and integrated basis, and their integrated operations include applying for and making use of credit on a joint basis. Accordingly, the Original Borrowers have requested that the Subsidiary become a Borrower under the Loan Agreement and the other Loan Documents. The Lender has agreed to accept the Subsidiary as a Borrower thereunder, and the Subsidiary has agreed to assume the Obligations. Accordingly, the Subsidiary agrees as follows:

         1. The Subsidiary (a) assumes and agrees to be jointly and severally liable with each other Borrower for all of the Obligations now existing or hereafter arising, including, without limitation, the Obligations arising out of the Loan Agreement, the Loans, the Notes, the Letter of Credit Agreements and the other Loan Documents, and (b) agrees to be jointly and severally bound by all of the terms, covenants and conditions of the Loan Agreement, the Notes, the Letter of Credit Agreements and the other Loan Documents, and hereby assumes all of the Obligations of the Borrowers thereunder and agrees to be jointly and severally liable therefor.

         2. The Subsidiary represents that all items of equipment and inventory of the Subsidiary are located at the places specified in Schedule 1
                                                                   ----------
hereto. During the five years immediately preceding the date of this Agreement, neither the Subsidiary nor any predecessor of the Subsidiary has used any corporate or fictitious name other than its current corporate name. The Subsidiary has no trade names. The chief executive office and mailing address of the Subsidiary is 2801 Clarendon Boulevard, Suite 100, Arlington, Virginia 22201. The Subsidiary's exact legal name is that indicated on the signature pages hereof. The Subsidiary is an organization of the type, and is organized in the jurisdiction set forth herein. The signature

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page hereof accurately sets forth the Subsidiary's organizational identification number or accurately states that it has none. All of the representations and warranties set forth in the Loan Agreement are incorporated by reference in this Assumption, and shall be deemed to have been made and given by the Subsidiary as of the date hereof as though such representations and warranties were applicable to it.

         3. The Subsidiary grants to the Lender, in accordance with and subject to the provisions of the Security Agreement, a security interest in all of the Collateral of the Subsidiary as security for the Obligations.

         4. Simultaneously with the execution hereof, the Subsidiary agrees to execute and deliver to the Lender a Collateral Assignment, Patent Mortgage and Security Agreement, substantially in the form attached to the Loan Agreement, granting to the Lender a security interest in all of the Intellectual Property of the Subsidiary as security for the Obligations.

         5. The Subsidiary also agrees to execute, deliver and, if applicable, record, such additional instruments, documents and agreements as the Lender may reasonably require for the purpose of effecting the assumption described herein.

         IN WITNESS WHEREOF, the Subsidiary has caused this Assumption to be executed by its duly authorized representative as of the day and year first written above.

                          THE MARASCO NEWTON GROUP LTD., a Virginia corporation



                          By:      /s/ Amy L. Marasco
                                   --------------------------------------------
                          Name:    Amy L. Marasco
                                   --------------------------------------------
                          Title:   President
                                   --------------------------------------------
                          Organizational Number:
                                                  ---------------------------

                          SRA INTERNATIONAL, INC., a Delaware corporation



                          By:      /s/ Stephen C. Hughes
                                   --------------------------------------------
                          Name:    Stephen C. Hughes
                                   --------------------------------------------
                          Title:   Sr. VP, CFO
                                   --------------------------------------------
                          Organizational Number:
                                                  ---------------------------


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                                   SCHEDULE 1
                                   ----------
                                       to
                              Assumption Agreement

Locations of Equipment:
----------------------

2801 Clarendon Blvd., Suite 100, Arlington, VA  22201
2425 Wilson Blvd., Arlington, VA  22201
Crystal Gateway, 1235 Jefferson Davis Hwy. Suites 1206 & 1208,
  Arlington, VA  22202
630 Davis Drive, Durham, NC  27606


Locations of Inventory:
----------------------

2801 Clarendon Blvd., Suite 100, Arlington, VA  22201
2425 Wilson Blvd., Arlington, VA  22201
Crystal Gateway, 1235 Jefferson Davis Hwy. Suites 1206 & 1208,
  Arlington, VA  22202
630 Davis Drive, Durham, NC  27606



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